SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 26, 2000
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                        0-14815                             25-2413363
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(State of other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania                19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


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                         Exhibit Index appears on page 4



Item 5.           Other Events

         On July 26, 2000, Progress Financial Corporation declared quarterly cash dividend of $.06 from $.05 per share to shareholders of record on July 31, 2000, which was paid on August 11, 2000. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PROGRESS FINANCIAL CORPORATION





Dated:   August 28, 2000                    By:  /s/ Michael B. High
                                                -------------------------------
                                                Michael B. High
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

    Exhibit Number                         Description

         99(a) Press Release on dividend declaration issued on July 26, 2000

                                  Exhibit 99(a)

                      Press Release on dividend declaration

                             issued on July 26, 2000

                                                                 Exhibit 99(a)


NEWS RELEASE

Contact: Michael B. High--(610) 941-4804
                  CFO/Executive Vice President
                  Progress Financial Corporation
                  4 Sentry Parkway - Suite 200
                  Blue Bell, PA   19422

For immediate release:

         Progress Financial Corporation Declares Increased Cash Dividend
                    from $.05 to $.06 and a 5% Stock Dividend

         Blue Bell, PA, July 26, 2000 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) increased the regular quarterly cash dividend to $.06 per share from $.05 per share in the prior quarter. The cash dividend will be paid on August 11, 2000 to shareholders of record on July 31, 2000.

         In addition, the Board of Directors, citing the company's continued strong financial performance, declared a 5% stock dividend to shareholders. One additional new share of common stock will be distributed for every 20 shares owned and a check will be issued for any fractional shares created by the dividend. The stock dividend will be distributed August 11, 2000 to shareholders of record on July 31, 2000.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through sixteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; and Raleigh, North Carolina. The Company also conducts construction and development of assisted living communities through Progress Development Corporation; venture capital activities managed by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

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